PROSPECT HILL TRUST

              PROSPECT HILL PRIME MONEY MARKET FUND (THE ''FUND'')

                       SUPPLEMENT DATED DECEMBER 11, 1995
                      TO THE PROSPECTUS DATED MAY 1, 1995

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
  On December 8, 1995, Prospect Hill Trust entered into an agreement providing for a reorganization (the ''Reorganization'') in which the existing Hub and Spoke(R) structure, of which the Fund is a part, would be restructured so that the Fund and the Cash Reserve Portfolio (the ''Cash Reserve'') of Principal Preservation Portfolios, Inc. would operate through a dual class structure within Cash Reserve, rather than as separately incorporated spokes of the Hub and Spoke(R) structure. The Board of Trustees believes that the elimination of multiple investment companies and other duplicative expenses associated with the present Hub and Spoke(R) structure would have the effect of reducing the Fund's expense ratio, thereby making it more competitive with other institutional money market funds and potentially resulting in increased asset growth. In the Reorganization, shareholders of the Fund would receive, in exchange for their shares of the Fund, an equal number of shares of Cash Reserve's Class Y Common Stock valued at $1.00 per share. As described in more detail below, the shares of Cash Reserve Class Y Common Stock so received would be similar in all material respects to the presently outstanding shares of the Fund, and the holders thereof would have substantially the same rights and privileges with respect to their shares as shareholders of the Fund presently have with respect to their Fund shares.
  The Reorganization would be consummated in accordance with the provisions of an Agreement and Plan of Reorganization and Liquidation pursuant to which Cash Reserve would acquire all of the assets, subject to the liabilities, of the Fund in exchange for shares of Class Y Common Stock of Cash Reserve. The Class Y Common Stock of Cash Reserve so received by the Fund would be distributed pro rata to shareholders of the Fund, and subsequently, the Fund would be dissolved.
  The Reorganization is subject to approval by the shareholders of the Fund. It is presently anticipated that a special meeting of the shareholders of the Fund will be held on December 28, 1995 and, subject to approval of the Reorganization by the shareholders of the Fund at that meeting, that the Reorganization would become effective as of the close of business on December 29, 1995. Proxy materials soliciting approval of the Reorganization by shareholders of the Fund have been prepared and filed with the Securities and Exchange Commission, and will be distributed to shareholders of the Fund in advance of the special meeting. Costs and expenses associated with the Reorganization, including legal and accounting fees and costs associated with soliciting approval from the Fund's shareholders, will be borne by B.C. Ziegler and Company, and no part of such costs and expenses will be borne by the Fund or its shareholders.
  Following the proposed Reorganization, Ziegler Asset Management, Inc. (''ZAMI'') would continue to manage the assets of the Fund pursuant to an investment advisory agreement substantively identical (including advisory fees paid thereunder) to the current Investment Advisory Agreement by and between ZAMI and The Prime Portfolios (on behalf of the Prime Money Market Portfolio). The investment objective and the investment policies and programs presently employed by ZAMI in managing the Hub's assets would not be affected by the Reorganization. In addition, ZAMI and its affiliates would continue to provide administrative services, custodian and depository services, transfer and dividend disbursing agent services, and accounting/pricing services with respect to the Fund's assets and the shares of Cash Reserve's Class Y Common Stock issued in the Reorganization.
  As noted, following the Reorganization, administrative services will be provided to Cash Reserve by ZAMI under the terms of a new administrative services agreement to be entered into between ZAMI and Principal Preservation. This new administrative services agreement will be substantially identical to the present administrative services agreement between The Prime Portfolios (on behalf of The Prime Money Market Portfolio) and B.C. Ziegler, with the exception that the fees provided thereunder will be increased from the present rate of 0.10% of average daily net assets up to $200 Million, and 0.05% of such assets over $200 Million, to the rate of 0.15% of average daily net assets up to $200 Million, and 0.10% on average net assets over $200 Million. This increase is the result of a restructuring of all administrative service fees currently provided to the entire Hub and Spoke(R) complex. It is anticipated that this increase in the rate of administrative fees will be more than offset by cost savings expected to be realized as a result of the Reorganization, and that the Reorganization will have the effect of reducing the total expenses that otherwise would be incurred by the Fund.
  The following table provides: (1) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and The Prime Money Market Portfolio (the ''Hub'') of The Prime Portfolios, as a percentage of average net assets of the Fund; and (2) the pro forma comparison of expenses estimated with respect to purchases and sales of shares of Cash Reserve Class Y Common Stock, and the annual operating expenses of Cash Reserve allocated to the Class Y Common Stock, as a percentage of average net assets allocated to the Class Y Common Stock. Shares of the Fund are sold, and shares of Class Y Common Stock of Cash Reserve would be sold, without a sales charge or a Rule 12b-1 distribution fee.

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                        CASH RESERVE CLASS Y
                                            THE FUND        COMMON STOCK
                                            --------    --------------------
Investment Management Fee.................   0.20%                 0.20%
Distribution (Rule 12b-1) Fees............    None                  None
Other Expenses
  Administrative Service Fees.............   0.10%                 0.15%(1)<F1>
  Miscellaneous...........................   0.48%(2)<F2>          0.29%(3)<F3>
Total Other Expenses......................   0.58%                 0.44%
                                            ------                ------
     TOTAL OPRATING EXPENSES..............   0.78%                 0.64%

                                            ------                ------
                                            ------                ------

(1)<F1>Adjusted to reflect increase in administrative fees payable following the Reorganization with respect to Class Y Common Stock of Cash Reserve as compared to those presently paid with respect to shares of the Fund.
(2)<F2>Miscellaneous other expenses of the Fund reflect actual expenses during the year ended December 31, 1994. Expenses incurred in future years may be higher or lower on a percentage basis than those shown in the table, depending upon the gross amount of such expenses and fluctuations in the average net assets of the Fund.
(3)<F3>The difference between this ratio and the comparable ratio for the Fund is attributable to the elimination of certain duplicative expenses associated with the Hub and Spoke(R) structure that is expected to result from the Reorganization, such as compensation to outside trustees, audit fees, registration fees, legal fees, etc. Such cost savings are partially offset by the increased administrative service fees. See footnote (1) above.